UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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SORL AUTO PARTS, INC.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
SORL AUTO PARTS, INC.

July 16, 2019

To the Stockholders of SORL Auto Parts, Inc.:

This Definitive Information Statement (“Information Statement”) has been filed with the U.S. Securities and Exchange Commission”) by SORL AUTO PARTS, INC., a Delaware corporation (the “Registrant” or “Company”), pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is being furnished to the holders of the Company’s outstanding shares of Common Stock, par value $0.002 per share (the “Common Stock”). The purpose of this Information Statement is to notify holders of our Common Stock that as of June 30, 2019 (the “Record Date”), the Company received a written consent (the “Stockholders Written Consent”) signed by Mr. Xiaoping Zhang, the Chairman and Chief Executive Officer of the Company (“Chairman Zhang”), and Ms. Shuping Chi and Mr. Xiaofeng Zhang, directors of the Company (collectively, the “Majority Consenting Stockholders”), who collectively beneficially own in the aggregate approximately 58.9% of the issued and outstanding shares of Common Stock on the Record Date, a copy of which is attached as Exhibit A hereto.

The Stockholders Written Consent approved, in lieu of a stockholders meeting, the following actions (the “Actions”):

1) The following individuals be and they hereby are elected as directors of the Company, each to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal:

Mr. Xiao Ping Zhang,

Mr. Xiao Feng Zhang,

Ms. Shu Ping Chi,

Dr. Yuhong Li,

Mr. Huilin Wang,

Mr. Jinbao Liu,

Mr. Jiang Hua Feng,

Mr. Xiao Lin, and

Mr. Binghua Feng

2) To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

The Actions by Stockholders Written Consent in lieu of a meeting were done in accordance with Section 228 of the Delaware General Corporation Law, which provides that the stockholders of the Company may approve any action that would otherwise be taken at any annual or special meeting of stockholders, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Accordingly your consent is not required and is not being solicited in connection with the approval of the Actions.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the approval of the Actions described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. We anticipate that this Information Statement will be mailed or furnished to our stockholders on or about July 16, 2019 to stockholders of record on the Record Date. Accordingly, we expect the Actions to become effective on or about August 6, 2019.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Schedule 14C: We will furnish a copy of this Notice and Information Statement, without charge, to any shareholder upon written request to the Company’s principal place of business with attention to: Corporate Secretary.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform you of the action described above before they take place in accordance with Rule 14c-2 of the Exchange Act.

By Order of the Board of Directors,

Date: July 16, 2019

SORL AUTO PARTS, INC.

/s/ Zhang Xiaoping
Name: Zhang Xiaoping
Title: Chief Executive Officer

sorl auto parts, inc

No. 1169 Yumeng Road,
Ruian Economic Development District,

Ruian City, Zhejiang Province, People’s Republic of China

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This information statement (this “Information Statement”) has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered stockholders of SORL Auto Parts, Inc., a Delaware corporation (the “Company,” “us” or “we”), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the outstanding shares of our Common Stock have executed a written consent to action approving certain corporate actions described herein.

The proposed corporate actions were approved for submission to stockholders by resolution of our board of directors (the “Board”) on June 30, 2019. In order to eliminate the costs and management time involved in holding a meeting of the stockholders, and in order to effect the proposed corporate actions as quickly as possible, the Board resolved to proceed with the corporate actions by obtaining a written consent to action from stockholders holding a majority of the voting power of the Company.

This Information Statement is dated July 16, 2019 and is first being mailed or otherwise furnished to our stockholders on or about July 16, 2019. Only stockholders of record at the close of business on June 30, 2019 (the “Record Date”) are entitled to receive this Information Statement.

INFORMATION CONCERNING THE PROPOSED CORPORATE ACTION

ACTION NO. 1 – ELECTION OF DIRECTORS

We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a code of ethics that applies to all of our directors, officers and employees. A copy of our code of ethics is posted on our Internet site at http://www.sorl.cn/?p=97.

Directors’ Independence

Our Corporate Governance Guidelines and the Rules of the Nasdaq Global Market provide that a majority of our nine-member board of directors (the “Board”) must consist of independent directors. The Board has determined that each of the following six non-employee director, which include Jin Bao Liu, Yu Hong Li, Hui Lin Wang, Jiang Hua Feng, Xiao Lin and Binghua Feng, is independent within the meaning of Nasdaq Marketplace Rule 5605(a)(2). We do not have a lead independent director.

In determining independence, the Board reviews whether directors have any material relationship with the Company. The Board considers all relevant facts and circumstances. In assessing the materiality of a director’s relationship with us, the Board is guided by the standards set forth below and considers the issues from the director’s standpoint and from the perspective of the persons or organizations with which the director has an affiliation. The Board reviews commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, if any. An independent director must not have any material relationship with us, either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with us, or any other relationship that would interfere with the exercise of independent judgment of such director in carrying out his or her responsibilities in such capacity.

Irrespective of other potentially disqualifying factors, no director will be considered independent in the following circumstances:

(1) The director is, or has been in the past three years, an employee of SORL, or a family member of the director is, or has been in the past three years, an executive officer of SORL.

(2) The director has received, or has a family member who has received, compensation from us in aggregate in excess of $120,000 in any 12 month period in the past three years, other than compensation for board service, compensation received by the director’s family member for service as a non-executive employee, and benefits under a tax-qualified plan or other non-discretionary compensation.

(3) The director is, or has a family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor, who worked on our audit at any time during any of the past three years.

(4) The director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer.

(5) The director is, or has a family member who is, employed as an executive officer of another entity where, at any time during the past three years, any of our executive officers served on the compensation committee of that other entity.

(6) The director is, or a family member is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed the greater of 5% of the recipient’s consolidated gross revenues for that year, or $200,000.

For these purposes, a “family member” includes a director’s spouse, parents, children and siblings, whether by blood, marriage, or adoption, and anyone residing in the director’s home.

Board of Directors Leadership Structure and Role in Risk Oversight

Our Board of Directors includes a majority of independent directors, and our Chief Executive Officer, Xiao Ping Zhang, serves as Chairman of the Board. Mr. Zhang has served as the Chairman of the Board since May 7, 2004. Having our Chief Executive Officer serve as Chairman of the Board is consistent with the historical practice of our Company.

In addition to a majority of our directors being independent, all of the directors on each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Company are independent directors, and each of these committees is led by a committee chair. The committee chairs set the agendas for their respective committees and report to the full Board on their work. We do not have a lead director, but our non-management directors meet in executive sessions without management present as frequently as they deem appropriate. The chairs of the independent board committees rotate as presiding director and the presiding director acts as a liaison between the non-management directors and Mr. Zhang, Chairman of the Board and Chief Executive Officer.

Our Company has employed this leadership structure of having a combined Chairman of the Board and Chief Executive Officer for many years, and we believe that this leadership structure has been effective for the Company. We believe that having a combined Chairman of the Board and Chief Executive Officer, a Board with a majority of independent directors who meet regularly in executive sessions, and independent chairs for the Board’s Audit, Compensation, and Nominating and Corporate Governance committees provides an effective form for the governance of the Company. The independent directors believe that because the Chief Executive Officer, subject to the supervision of the Board, is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of the board deliberations, the Chief Executive Officer is best qualified to act as the Chairman of the Board.

Our Board is responsible for overseeing our risk management. The Board delegates many of these functions to the Audit Committee. As discussed below, under its charter, the Audit Committee is responsible for discussing management policies with respect to financial risk assessment and enterprise risk management, including guidelines to govern the process by which major financial and accounting risk assessment and management is undertaken by the Company. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee’s work in overseeing risk management, our full Board regularly engages in discussions of the material risks that the Company is facing and how these risks are being managed, and the Board receives reports on risk management from senior officers of the Company and from the chair of the Audit Committee. The Board receives periodic assessments from the Company’s ongoing enterprise risk management process that are designed to identify risk factors that may affect the achievement of the Company’s objectives.

Committees of the Board

The Board has the following three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The membership during the last fiscal year through the date of this information statement, and the function of each of the committees, are described below. During fiscal year 2018, the Board held four meetings. Each director attended at least 75% of all Board and applicable committee meetings. Although we do not have a formal policy regarding attendance by members of our Board at our annual meeting of stockholders, we encourage all of our directors to attend. Three members of our Board of Directors attended last year’s annual meeting of stockholders.

On May 23, 2019, the Board formed a special committee (the “Special Committee”) of independent directors consisting of Mr. Xiao Lin and Mr. Binghua Feng, with Mr. Lin as the Chairman of the Special Committee, to evaluate a preliminary non-binding proposal letter, dated April 25, 2019, from Mr. Xiaoping Zhang, the Chairman and Chief Executive Officer of the Company, Ms. Shuping Chi and Mr. Xiaofeng Zhang, directors of the Company, and Ruili Group Co., Ltd. to acquire all of the outstanding shares of the Company not owned by them or their affiliates.

The Board has determined that each member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is independent within the meaning of Nasdaq Rule 5605(a)(2), and that each member of the Audit Committee is independent within the meaning of applicable regulations of the SEC regarding the independence of audit committee members.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Yu Hong Li	X		X
Hui Lin Wang	X	X	X
Jin Bao Liu	X	X
Jiang Hua Feng		X	X
Xiao Lin
Binghua Feng

Audit Committee. The members of our Audit Committee are Ms. Yu Hong Li, Mr. Hui Lin Wang and Mr. Jin Bao Liu. Ms. Yu Hong Li is the chairman of the Audit Committee and serves as the Audit Committee’s “financial expert,” as defined by SEC regulations. Ms. Yu Hong Li also meets the audit committee financial expert requirements of Nasdaq. During fiscal year 2018, the Audit Committee held four meetings. Our Audit Committee assists our Board of Directors in the Board’s oversight of:

●	the integrity of our financial statements;

●	our independent auditors’ qualifications and independence; and

●	the performance of our independent auditors.

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors, and for overseeing their work. All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent auditors, must be approved in advance by our Audit Committee. We believe that the composition of our Audit Committee meets the requirements for independence under the current Nasdaq Global Market and SEC rules and regulations. We believe that the functioning of our Audit Committee complies with the applicable requirements of the Nasdaq Global Market and SEC rules and regulations. We intend to comply with future requirements as applicable.

The charter of the Audit Committee is posted on our website at http://www.sorl.cn/?p=97

Compensation Committee The members of the Compensation Committee are Mr. Hui Lin Wang, Mr. Jin Bao Liu, and Mr. Jiang Hua Feng. During the fiscal year ended 2018, the Compensation Committee held one meeting. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. With respect to the processes and procedures for the consideration and determination of executive and director compensation, the scope of authority of our Compensation Committee includes:

●	reviewing and recommending approval of compensation of our executive officers;

●	administering our stock incentive and employee stock purchase plan; and

●	reviewing and making recommendations to our Board with respect to our incentive compensation and employee stock purchase plan.

The charter of the Compensation Committees posted on our website at http://www.sorl.cn/?p=97. The Compensation Committee also has the authority to select, engage, compensation and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable. Compensation paid to such other parties and related expenses will be borne by the Company.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee served as an officer or employee of the Company during the year ended December 31, 2018, or formerly served as an officer of the Company. In addition, during the year ended December 31, 2018, none of our executive officers served as a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) or as a director of any entity that has one or more executive officers serving as a member of our Board of Directors.

Nominating and Corporate Governance Committee The Board of Directors has established a Nominating and Corporate Governance Committee consisting of three directors, all of whom meet the requirements for “independent directors,” and has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the Board nominees for directors. The members of our Nominating and Corporate Governance Committee are Mr. Jiang Hua Feng, Mr. Hui Lin Wang and Ms. Yu Hong Li. Mr. Jiang Hua Feng chairs the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held four meetings in 2018.

The purpose of the Nominating and Corporate Governance Committee is to:

●	identify qualified individuals to become Board members;

●	determine the composition of the Board and its committees;

●	monitor a process to assess the effectiveness of the Board and Board committees; and

●	ensure good corporate governance.

The Nominating and Corporate Governance Committee, in evaluating Board candidates, considers factors such as personal character, values and disciplines, ethical standards, diversity, other outside commitments, professional background and skills, all in the context of an assessment of the needs of the Board at the time. In addition, each director is expected to ensure that other existing and planned future commitments do not materially interfere with his or her responsibilities as a director.

The charter of the Nominating and Corporate Governance Committee is posted on our website at http://www.sorl.cn/?p=97&a=view&r=88.

Stockholder nominees

The Nominating and Corporate Governance Committee will consider stockholder nominations for candidates for membership on the Board and will evaluate such nominees in its sole discretion, giving due consideration to achieving a balance of knowledge, experience and capability of the Board.

The names of any individuals proposed for consideration by the Nominating and Corporate Governance Committee as potential Board members must be submitted at the time and in the manner specified in our bylaws and should be addressed to:

Corporate Controller

SORL Auto Parts, Inc.

No. 2666 Kaifaqu Avenue

Ruian Economic Development District

Ruian City, Zhejiang Province, Zip Code: 325200, People’s Republic of China

Director Qualifications

The Nominating and Corporate Governance Committee believes that members of the Board should have the highest professional and personal ethics and values, consistent with longstanding SORL values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.

Identifying and Evaluating Nominees for Director

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Corporate Governance Committee will evaluate any stockholder nominations for candidates for the Board submitted in accordance with our bylaws. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

For each of the nominees to the Board of Directors, the biographies shown below highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director of the Company. The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director, including personal characteristics, such as race and gender, as well as diversity in the experience and skills that contribute to the Board’s performance of its responsibilities and oversight of our business.

The current term of office of all of our directors expires at the 2019 annual meeting of stockholders. As recommended by the Nominating and Corporate Governance Committee, the Board of Directors proposed that the following nine nominees, be elected for a term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Messrs. Xiao Feng Zhang and Xiao Ping Zhang are brothers. Ms. Shu Ping Chi is wife of Mr. Xiao Ping Zhang.

There is no other family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. In addition, each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.

The director nominees who were elected by the corporate action by stockholder consent are:

Name	Age	Position
Xiao Ping Zhang	57	Chairman of the Board and Chief Executive Officer
Xiao Feng Zhang	52	Director
Shu Ping Chi	58	Director
Yu Hong Li	52	Director
Hui Lin Wang	77	Director
Jin Bao Liu	76	Director
Jiang Hua Feng	54	Director
Xiao Lin	31	Director
Binghua Feng	45	Director

XIAO PING ZHANG - CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER (CEO)

Xiao Ping Zhang has been the Chief Executive Officer and Chairman of the Board since the Company’s 2004 reverse merger with Fairford Holdings Limited, a Hong Kong limited liability company (“Fairford Holdings Limited”). He founded the Ruili Group, a company specializing in a variety of automotive parts and components, in 1987, and has been serving as chairman of Ruili Group since then. In 2010, he was elected as the President of Zhejiang Province Auto Parts Association. In 2012, he was re-elected the President of Wenzhou Auto Parts Association. He is now still serving as Vice-President of China Federation of Industry and Commerce Auto & Motorbike Parts Chamber of Commerce. Mr. Zhang is also a member of the People’s Political Consultative Conference of Zhejiang Province. Mr. Zhang graduated from Zhejiang Radio and TV University in 1986 with a major in Industrial Management. Mr. Zhang was selected to serve as a director because he is the Chief Executive Officer of the Company, and his experience and knowledge regarding our Company and our industry are believed to provide significant value to the Board of Directors.

XIAO FENG ZHANG – DIRECTOR

Xiao Feng Zhang has been a member of the Board of Directors since the Company’s reverse merger with Fairford Holdings Limited. He served as Chief Operating Officer from 2004 to January 14, 2010. Mr. Zhang co-founded the Ruili Group with his brother, Mr. Xiao Ping Zhang, in 1987, and served as the General Manager of Ruili Group until March 2004. Mr. Zhang received his diploma in economics from Shanghai Fudan University in 1994. We believe Mr. Zhang’s qualifications to serve on our Board of Directors include his expertise in business and corporate strategy and his knowledge regarding our Company and our industry.

SHU PING CHI – DIRECTOR

Shu Ping Chi has been a member of the Board of Directors since 2014. Ms. Chi has more than 30 years of experience in the auto parts industry. She is a shareholder of SORL Auto Parts Inc., holding 5.9% of the total shares outstanding. Ms. Chi is also one of the founders of Ruili Group Co., Ltd. and she is the wife of Mr. Xiaoping Zhang, Chairman of Board of the Company. Ms. Chi has served as Vice Chairman of the Board of Ruili Group Co., Ltd. since July 1979. We believe Ms. Chi’s experience in the auto parts industry qualify her to serve on our Board of Directors.

YU HONG LI – DIRECTOR

Yu Hong Li start to serve an independent director, as well as the Chairperson of the Audit Committee beginning in June 2015. Ms. Li is a senior accountant in China and has more than 25 years of experience in accounting and auditing. Ms. Li has comprehensive knowledge and experiences in directing the financial work of large-scale companies and conglomerates. Ms. Li is recognized by the Board as a capable expert in company’s internal audit and she gained in-depth accounting and auditing knowledge and experiences in various industries, including international trade, logistics, construction, real estate, wholesale and retailing. Ms. Li has been the Financial Advisor of ESCAN Construction Co., Ltd. since 2008. Ms. Li graduated from Shanxi Institute of Finance and Economics, Accounting Department in 1990. Ms. Li qualifies as an audit committee financial expert under Nasdaq rules and SEC rules and regulations. Ms. Li was recommended as a director nominee by an executive officer. We believe that Ms. Li’s professional expertise and extensive practicing experiences in accounting and auditing, and her knowledge of our industry will bring valuable resources to the Board of Directors.

HUI LIN WANG – DIRECTOR

Hui Lin Wang start to serve as an independent director beginning in June 2015. Mr. Wang has been a Professorate Senior Engineer in China since 1995 and enjoys the special government allowances of the State Council. Mr. Wang has more than 50 years of experiences in the auto industry. Mr. Wang has profound technique and skill in the auto industry and has successfully directed the manufacturing and operation work in a China’s leading auto companies for over 20 years. Mr. Wang served as the Chief Engineer in Ruili Group from 2002 to 2009. Mr. Wang is retired after 2009. Mr. Wang is a sophisticated expert in automotive braking system and has led many valuable research and innovation projects. Mr. Wang was recommended as a director nominee by an executive officer. We believe that Mr. Wang’s extensive manufacturing and operation experience, research and innovation ability, and his knowledge of the industry will bring valuable resources to the Board of Directors.

JINBAO LIU – DIRECTOR

Jin Bao Liu start to serve as an independent director beginning in June 2015. Mr. Liu has been a Professorate Senior Engineer in China since 1997 and is an experienced expert in the die casting process and mold design in auto industry. Mr. Liu served as the Vice Chief Engineer in Ruili Group from 2000 to 2003. Mr. Liu is retired after 2003. Mr. Liu has more than 40 years of experience in designing and manufacturing vehicle pneumatic braking components. Mr. Liu has profound knowledge and experiences in technique reform and improvement in auto industry. Mr. Liu has been engaged in scientific and technological work and has been responsible for various key research projects. He has been awarded ministry-level Prize for Technology Innovation for several times. Mr. Liu is a member of Society of Automotive Engineering of China and is a die casting process expert hired by Eastern China Association of Casting. Mr. Liu graduated from Hunan University, Casting Process and Equipment Department in 1968. Mr. Liu was recommended as a director nominee by an executive officer. We believe that Mr. Liu’s extensive die casting and mold design skill, technique reform and improvement ability, and his knowledge of the industry will bring valuable resources to the Board of Directors.

JIANG HUA FENG - DIRECTOR

Jiang Hua Feng has been an independent director as well as a member of the Compensation Committee since August 2004. Mr. Feng is the chairman of the Nominating and Corporate Governance Committee. Since 1988, Mr. Feng has also been the principal lawyer at Yuhai Law Firm in Ruian, Zhejiang Province. Mr. Feng is a member of the China Lawyers Association. He is also a member of the standing committee of the People’s Congress in Zhejiang Province of China. Mr. Feng received his bachelor’s degree in law from East China University of Politics and Law. We believe that Mr. Feng’s extensive legal experiences, as well as knowledge of our Company and our industry are valuable resources for the Board of Directors.

XIAO LIN – DIRECTOR

Mr. Lin (age 31) has been serving as the CEO and portfolio manager of Aspen Capital Management (HK) Limited since August 2017. Between August 2016 and August 2017, Mr. Lin was a portfolio manager of Pine River Capital Management (HK) Limited. Between August 2012 and August 2016, Mr. Lin was a senior associate of Goldman Sachs (Asia) L.L.C. Since April 2017, Mr. Lin has been serving as an independent director of Sichuan Meifeng Chemical Industry Co., Ltd. Mr. Lin received his Master of Finance degree from MIT in 2011 and his Bachelor of Science degree in Applied Math from Renmin University of China in 2010.

BINGHUA FENG - DIRECTOR

Mr. Feng (age 45) has been serving as the Executive Vice President and Secretary-General of Zhejiang Automobile & Motorcycle Parts Chamber Of Commerce since 2010. Mr. Feng has extensive experience in the auto parts industry. Mr. Feng received his associate degree from Northeast University of Finance and Economics of China in 2013.

ACTION NO. 2 –RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We appointed MaloneBailey, LLP (“MaloneBailey”) on July 18, 2013 as our independent registered public accounting firm, and our audit committee has selected MaloneBailey to continue to serve as our independent registered public accounting firm for the year ending December 31, 2019.

MaloneBailey is a full-service global public accounting firm that provides accounting, audit and tax services, as well as advisory services under the rules and regulations of the IRS, the AICPA, the SEC, the PCAOB and the CPAB. Representing more than 150 publicly traded companies, MaloneBailey is one of only nine firms world-wide that require an annual inspection by the PCAOB (Public Company Accounting Oversight Board). The “INSIDE Public Accounting” newsletter named MaloneBailey as a 2012 IPA All-Star Firm.

In China, MaloneBailey employs more than 20 accountants and auditors who possess the necessary language, technical, and cultural expertise to provide services in accounting, tax and audits in China and the United States. The professionals employed by MaloneBailey in China are educated and trained in the United States and are familiar with the U.S. Generally Accepted Accounting Principles (GAAP) and U.S. Generally Accepted Auditing Standards (GAAS). MaloneBailey’s China offices are located in Beijing and Shenzhen. Additionally, as a member of Nexia International, a worldwide network of independent, high quality accounting and consulting firms with 590 offices in over 100 countries, MaloneBailey collaborates with its Nexia business partners to provide high-quality services incorporating MaloneBailey’s expertise in local regulations, customs and culture.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of June 30, 2019 by:

●	each person known to us to be the beneficial owner of more than 5% of any class of our voting securities;

●	our named executive officer;

●	all directors and named executive officer as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable or that become exercisable within 60 days of June 30, 2019. Information with respect to beneficial ownership has been furnished to us by each director, named executive officer or 5% or more stockholder, as the case may be. Unless otherwise indicated, to our knowledge, each stockholder possesses sole voting and investment power over the shares listed, except for shares owned jointly with that person’s spouse.

This table lists applicable percentage ownership based on 19,304,921 shares of common stock outstanding as of June 30, 2019. The address for each of the stockholders in the table is c/o of the Company.

NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE BENEFICIAL OWNER	POSITION	PERCENT OF CLASS

NAMED EXECUTIVE OFFICER AND DIRECTORS

Xiao Ping Zhang	9,087,527	Chief Executive Officer and Chairman	47.1

Xiao Feng Zhang	1,135,938	Director	5.9

Shu Ping Chi	1,135,938	Director	5.9

Hui Lin Wang	—	Director	*

Jin Bao Liu	—	Director	*

Jianghua Feng	—	Director	*

Xiao Lin	—	Director	*

Binghua Feng	—	Director	*

Officers and Directors as a Group (9 persons)	11,359,403		58.9

PRINCIPAL STOCKHOLDERS

*	Less than 1%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during the fiscal year 2019, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon our examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors, executive officers and 10% stockholders.

RELATED PERSON TRANSACTIONS

For the Years Ended December 31,
	2018	2017
PURCHASES FROM:
Guangzhou Ruili Kormee Automative Eletronic Control Technology Co., Ltd.	$6,279,500	$4,487,457
Wenzhou Ruili Kormee Automotive Electronics Co., Ltd.	3,371,361	1,357,612
Shanghai Dachao Electric Technology Co., Ltd.	720,489	188,899
Ruili MeiLian Air Management System (LangFang) Co., Ltd.	8,438,181	4,106,986
Ruili Group Co., Ltd.	7,909,463	5,478,853
Chuangchun Kormee Auto Electric Co., Ltd.	20,045	—
Ningbo Ruili Equipment Co., Ltd.	4,093,773	—
Hangzhou Hangcheng Friction Material Co., Ltd.	1,056,860	—
Wenzhou Lichuang Auto Parts Co., Ltd.	15,933,012	5,446,212
Total Purchases	$47,822,684	$21,066,019
SALES TO:
Guangzhou Ruili Kormee Automative Eletronic Control Technology Co., Ltd.	$10,020,480	$7,467,661
Wenzhou Ruili Kormee Automotive Electronics Co., Ltd.	61,172	135,911
Ruili MeiLian Air Management System (LangFang) Co., Ltd.	1,315,649	1,253,664
Ruili Group Co., Ltd.	17,140,343	14,108,062
Chuangchun Kormee Auto Electric Co., Ltd.	59,525	—
Shanghai Tabouk Auto Components Co., Ltd.	1,676,791	1,411,324
Total Sales	$30,273,960	$24,376,622

Review and Approval of Related Person Transactions

The Company’s policy with regard to any transactions between the Company and a related person is that such transactions must be on terms at least as favorable to the Company as arm’s-length transactions of similar types with unaffiliated third parties. Additionally, all related party transactions must be disclosed to, and considered and approved by, our Audit Committee prior to entering into any such transaction.

This policy has been followed with regard to all related-party transactions disclosed herein.

EXECUTIVE OFFICERS AND CERTAIN KEY EMPLOYEES

The following table sets forth our executive officers and key employees, their ages and the positions they hold. For information on Xiao Ping Zhang, our Chief Executive Officer and Chairman of the Board, please refer to biographical information on our director nominees above.

Name	Age	Position

Zong Yun Zhou	65	Chief Financial Officer

Jin Rui Yu	44	Chief Operating Officer

ZONG YUN ZHOU - CHIEF FINANCIAL OFFICER

Zong Yun Zhou has been our Chief Financial Officer since our inception. Between April 2002 and May 2004, Ms. Zhou served as the Financial Controller of Shanghai Huhao Auto Parts Manufacturing Company Limited, a joint venture between Ruili Group and Shanghai Automotive Industry Corporation. From January 1996 until April 2002, Ms. Zhou worked for the Auditing Department of Anhui Province, China, in charge of auditing state-owned companies in Anhui Province. Ms. Zhou is a Chinese Certified Public Accountant, and a member of the Institute of Internal Auditors (IIA). Ms. Zhou completed her undergraduate studies at Anhui University.

JIN RUI YU - CHIEF OPERATING OFFICER

Ms. Yu has been our Chief Operating Officer since March 2012. Ms. Yu has more than 15 years of experience in the auto parts industry. Ms. Yu has served as the Company’s Production and Export Vice President since August 2009. From 2004 to 2009, Ms. Yu served as the Company’s Export Department Manager. From 1999 to 2004, Ms. Yu served as the international sales manager of Ruili Group Co., Ltd., which specializes in manufacturing auto parts, and from 1997 to 1999, she worked in the market sales department of Ruili Group Co., Ltd. Ms Yu received her Bachelor of English from Zhejiang University of Technology in 2006.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

The Compensation Committee is responsible for establishing, implementing and monitoring our executive compensation program philosophy and practices. The Compensation Committee seeks to ensure that the total compensation paid to our named executive officer is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officer are similar to those provided to our other officers.

Throughout this document, the individual who served as our Chief Executive Officer and who is included in the Summary Compensation Table is referred to as the “named executive officer.”

Compensation Philosophy and Objectives

The Compensation Committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to the individual executive’s job responsibilities and reward the achievement of both annual and long-term strategic goals of our Company.

Because of the size of our Company, the small number of executive officers in our Company, and our Company’s financial priorities, our Compensation Committee has decided not to implement or offer any retirement plans, pension benefits, deferred compensation plans, or other similar plans for our executive officers. Accordingly, the components of the executive compensation currently consist solely of a cash salary. The Compensation Committee will consider using stock option grants to provide executives with long-term incentives.

As a manufacturing company operating in Zhejiang Province, China, the Compensation Committee also takes the local average executives’ salary level into account in its compensation decisions. The Compensation Committee may reassess the proper level of equity and cash compensation in light of the Company’s improved profitability and working capital situation.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all compensation decisions for the named executive officer and approves recommendations regarding equity awards to all of our officers. Decisions regarding the non-equity compensation of officers, other than the named executive officer, are made by the Chief Executive Officer.

The Compensation Committee and the Chief Executive Officer annually review the performance of each executive officer (other than the Chief Executive Officer, whose performance is reviewed only by the Compensation Committee). There is no pre-established policy or target for the allocation between either cash or non-cash incentive compensation. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are determined by the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executives, including recommendations made by the Chief Executive Officer.

Setting Executive Compensation

Based on the foregoing objectives, the Compensation Committee has structured the Company’s annual cash and incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company, to reward the executives for achieving such goals, and to retain the executives. In doing so, the Compensation Committee does not employ outside compensation consultants and sets the compensation of our Chief Executive Officer at the levels provided in his employment agreement with the Company.

2018 Executive Compensation Components

For the year ended 2018, the principal component of compensation for the named executive officer was base salary.

The Company provides the named executive officer and other employees with a base salary to compensate them for services rendered during the fiscal year of 2018. Base salary range for each executive officer is based on his or her position and responsibility.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	The negotiated terms of each executive employment agreement;

●	The whole financial result of the company;

●	Team performance;

●	Internal review of the executive’s compensation, both individually and relative to other executive officers; and

●	Individual performance of the executive.

Salary levels are typically considered annually as part of the Company’s performance review process, as well as upon a change in job responsibility. Merit-based increases to salaries are based on the Compensation Committee’s assessment of the individual’s performance.

Summary Compensation Table

The following table presents summary information concerning all compensation paid or accrued by us for services rendered in all capacities during 2018 and 2017 by Mr. Xiao Ping Zhang, who served as our Chief Executive Officer, and Ms. Zong Yun Zhou, who served as our Chief Financial Officer during the fiscal years ended December 31, 2018 and 2017. No executive officer received compensation in excess of $100,000 for either of the fiscal years ended December 31, 2018 and 2017.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards ($)	Total ($)
Mr. Xiao Ping Zhang, CEO(1)	2018	60,000	—		—	60,000
	2017	60,000	__		__	60,000

Ms. Zong Yun Zhou, CFO (2)	2018	30,000	—		—	30,000
	2017	30,000	__		__	30,000

Ms. Jin Rui Yu, COO(3)	2018	50,000				50,000
	2017	50,000				50,000

(1)	Mr. Zhang is also employed by the Ruili Group which makes separate payments to him for his services to that company. Mr. Zhang did not receive any compensation, other than the cash salary of $60,000 listed herein, from the Company in each of 2018 and 2017.

(2)	Ms. Zhou did not receive compensation other than what listed above.

(3)	Ms. Yu did not receive compensation other than what listed above.

Employment Agreements

The Company is party to an employment agreement with each of Mr. Xiao Ping Zhang, our Chief Executive Officer, and Ms. Zong Yun Zhou, our Chief Financial Officer, and Ms. Jin Rui Yu, our Chief Operating Officer.

Effective May 1, 2006, the Company entered into an employment agreement with Mr. Xiao Ping Zhang as its Chief Executive Officer (the “Employment Agreement”). The term of Mr. Zhang’s employment with the Company is for a period of five years from the effective date. Following the expiration of the term of the Employment Agreement, the term shall continue thereafter for additional one year periods, unless the Board of Directors votes not to renew and provides Mr. Zhang with written notice of the Company’s intention not to renew by no later than six months prior to the expiration of the initial term, or any subsequent one-year term, of the Employment Agreement. The same Employment Agreement was updated again May 1, 2011 and May 1, 2017. The compensation of Mr. Zhang including bonuses shall be determined from time to time by the Compensation Committee of the Company’s Board of Directors taking into account the performance of Mr. Zhang and the results of operations of the Company. Mr. Zhang shall also be entitled to participate in all other employee benefits on terms commensurate with the benefits awarded management personnel of comparable status with the Company, including medical insurance. Pursuant to the Employment Agreement, the rights and obligations of the Company and Mr. Zhang shall be construed and enforced in accordance with, and governed by, the internal laws of the State of Delaware.

Effective May 1, 2006, the Company entered into an employment agreement with Ms. Zong Yun Zhou as its Chief Financial Officer (the “Employment Agreement”). The term of Ms. Zhou’s employment with the Company is for a period of five years from the effective date. Following the expiration of the term of the Employment Agreement, the term shall continue thereafter for additional one year periods, unless the Company provides Ms. Zhou with written notice of the Company’s intention not to renew by no later than six months prior to the expiration of the initial term, or any subsequent one-year term, of the Employment Agreement. The same Employment Agreement was updated again May 1, 2011 and May 1, 2017. The compensation of Ms. Zhou including bonuses shall be determined from time to time by the Compensation Committee of the Company’s Board of Directors taking into account the performance of Ms. Zhou and the results of operations of the Company. Ms. Zhou shall also be entitled to participate in all other employee benefits on terms commensurate with the benefits awarded management personnel of comparable status with the Company, including medical insurance. Pursuant to the Employment Agreement, the rights and obligations of the Company and Ms. Zhou shall be construed and enforced in accordance with, and governed by, the internal laws of the State of Delaware.

Effective March 3, 2016, the Company continued the employment agreement with Ms. Jin Rui Yu as its Chief Operating Officer (the “Employment Agreement”). The term of Ms. Yu’s employment will expire on March 3, 2021. The Employment Agreement provides that the Company will pay Ms. Yu an annual base salary of $50,000. The Company will also pay Ms. Yu social insurance in accordance with national and local laws and regulations of the People’s Republic of China. Pursuant to the Employment Agreement, any disputes arising thereunder will be resolved through negotiations between the Company and Ms. Yu and, if they cannot be resolved through negotiations, they may submit such disputes to Rui An City Labor Dispute Arbitration Committee for arbitration. If the Company and Ms. Yu do not agree with the arbitration decision, they can petition to the Rui An City People’s Court.

Severance and Change of Control Arrangements

There are no severances or change of control arrangements.

Equity Compensation Plans

Our 2005 Stock Compensation Plan, or the Plan, was adopted by our Board of Directors in July 2005.

Share Reserve. We have reserved 1,700,000 shares for issuance under the Plan. We have awarded 53,628 shares of common stock under the Plan, all of which are currently outstanding. We have also granted options to purchase aggregate of 64,128 shares under the Plan. 60,000 of such options expired without being exercised on March 1, 2009 and are not subject to being re-issued under the Plan; and 4,128 options were exercised on November 12, 2009. No stock options are presently outstanding under the Plan.

Administration. The Compensation Committee administers the Plan and has complete discretion to make all decisions relating to the Plan as are permitted therein.

Eligibility. Employees, non-employee members of our Board of Directors, advisors and consultants are eligible to participate in the Plan.

Types of Awards. Our Plan provides for awards of stock options, restricted shares, stock appreciation rights and performance shares.

Change in Control. If we are merged or consolidated with another company, and such merger or consolidation results in a change in control, any award under the Plan will be subject to the terms of the merger agreement. Such terms may provide that the option continues, is assumed or substituted, fully vests or is settled for the full value of such option in cash, followed by the cancellation of such option.

Amendments or Termination. Our Board of Directors may amend, suspend or terminate the Plan at any time. If our Board amends the Plan, it does not need to seek stockholder approval of the amendment unless such consent is required in order to comply with any NASDAQ or applicable tax or regulatory requirement. No award may be made under the Plan after the tenth anniversary of the effective date of the Plan.

Options. The Board may determine the number of shares covered by each option, the exercise price therefor, the conditions and limitations on the exercise and any restrictions on the shares issuable. Optionees may pay the exercise price by using cash, shares of common stock that the optionee already owns or, at the election of the Board, a promissory note, an immediate sale of the option shares through a broker designated by us, or other property.

Performance Shares. The Board may make performance share awards entitling recipients to acquire shares of common stock upon the attainment of specified performance goals.

Stock Appreciation Rights. A participant who exercises a stock appreciation right receives the increase in fair market value of our common stock over the fair market value on the date of grant.

Restricted Shares. Restricted shares may be awarded under the Plan. Restricted shares vest at the times and payment terms therefor shall be determined by our Compensation Committee.

Adjustments. If there is a subdivision of our outstanding shares of common stock, a dividend declared in stock or a combination or consolidation of our outstanding shares of common stock into a lesser number of shares, corresponding adjustments will be automatically made in each of the following: (a) the number of shares of common stock available for future awards under the Plan; (b) any limitation on the maximum number of shares of common stock that may be subject to awards in a fiscal year; (c) the number of shares of common stock covered by each outstanding option or stock appreciation right, as well as the exercise price under each such award; (d) the number of shares of common stock covered by the options to be granted under the automatic option grant program; or (e) the number of stock units included in any prior award that has not yet been settled.

Stock Option Grants

None of the Company’s executive officers have received any grant of stock options or stock awards under the Plan.

Equity Compensation Plan Information

Our Plan was adopted by our Board of Directors in July 2005. We have reserved 1,700,000 shares for issuance under the Plan.

The table below presents the number of shares of our common stock remaining available for issuance under the Plan as of December 31, 2018:

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	—	N/A	1,582,244

Equity compensation plans not approved by security holders	—	—	—

Total	—	N/A	1,582,244

COMPENSATION TO DIRECTORS

The following table sets forth the compensation paid to our directors, other than our Chief Executive Officer, for the year ended December 31, 2018:

Director Compensation Table

Name (1)	Fees Earned or Paid in Cash ($) (2)	All other compensation ($)	Total ($)

Xiao Feng Zhang (3) Director	—	30,000	30,000

Shu Ping Chi Director	—	10,000	10,000

Yu Hong Li, Director	10,000	—	10,000

Hui Lin Wang, Director	10,000	—	10,000

Jin Bao Liu, Director	10,000	—	10,000

Jiang Hua Feng, Director	10,000	—	10,000

(1)	Mr. Xiao Ping Zhang does not receive additional compensation for his role as a director. For information relating to Mr. Xiao Ping Zhang’s compensation as Chairman and Chief Executive Officer, see the Summary Compensation Table elsewhere in this information statement.

(2)	The amounts in this column represent cash payments made to non-employee directors for attendance at Board meetings during the year.

(3)	Mr. Xiao Feng Zhang provided consulting services to the Company, for which he received cash compensation of $20,000.

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board of Directors. Directors who are also employees of our Company currently receive no compensation for their service as directors. In setting director compensation, we consider the significant amount of time that directors dedicate to the fulfillment of their director responsibilities, as well as the competency and skills required of members of our Board. The directors’ current compensation schedule has been in place since March 2018. The directors’ annual compensation year begins with the annual election of directors at the annual meeting of stockholders. The annual retainer year period has been in place for directors since 2018. Periodically, our Board of Directors reviews our director compensation policies and, from time to time, makes changes to such policies based on various criteria the Board deems relevant.

Mr. Xiao Lin and Mr. Binghua Feng did not become our directors until May 20, 2019 when the size of the Board was increased from seven (7) to nine (9). In connection with serving as members of the Special Committee starting on May 23, 2019, Mr. Lin will initially receive a retainer of $9,000 per month for serving as the Chairperson of the Special Committee, and Mr. Feng shall initially receive a retainer of $5,000 per month for serving as a member of the Special Committee. The Board may increase such retainer amounts from time to time upon further review of the work load of the Special Committee. Other than such retainer amounts, Mr. Lin and Mr. Feng do not receive other compensation for serving on the Board.

Non-employee directors are reimbursed for travel, lodging and other reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors and for meetings of any committees of our Board of Directors on which they serve.

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this Report of the Compensation Committee by reference therein.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this information statement with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this information statement.

Compensation Committee:

Hui Lin Wang

Jin Bao Liu

Jiang Hua Feng

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this Report of the Audit Committee by reference therein.

The Audit Committee has reviewed and discussed with management the audited financial statements as of and for the Company’s 2018 fiscal year included in the Company’s Annual Report on Form 10-K as filed with the SEC on March 31, 2018, and has discussed with MaloneBailey, LLP, our registered independent public accountants, the matters required to be discussed by statement of Accounting Standards No. 61, as amended. The Audit Committee has also received from and discussed with MaloneBailey, LLP the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence. Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee:

Jin Bao Liu

Hui Lin Wang

Yu Hong Li

Independent Auditors

The audit committee has engaged MaloneBailey, LLP (“MaloneBailey”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2019. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to stockholders in accordance with applicable securities laws.

On July 18, 2013, the audit committee appointed MaloneBailey as the Company’s new registered public accounting firm. During the fiscal years ended December 31, 2018 and 2017, MaloneBailey served as our independent registered public accounting firm and were reappointed to serve for the fiscal year ending December 31, 2019, which reappointment was ratified by the stockholders by the corporate action by the Stockholders Written Consent as of June 30, 2019.

During the two most recent fiscal years, neither the Company nor anyone on its behalf consulted with Malone Bailey regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Fiscal Years Ended December 31, 2018 and 2017

Audit Fees

MaloneBailey was paid aggregate fees of approximately $531833.8 and $329,800 in the fiscal year ended December 31, 2018 and December 31, 2017 for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the periods ended March 31, June 30 and September 30 of 2018 and 2017.

Audit-Related Fees

MaloneBailey was not paid additional fees for the fiscal years ended December 31, 2018 or 2017 for assurance or related services reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Service Fees

MaloneBailey provide tax services and was paid around $27000 for this service for the fiscal year ended December 31, 2018.

All Other Fees

MaloneBailey was not paid other fees for professional services during the fiscal years ended December 31, 2018 and December 31, 2017.

Audit Committee Pre-Approval Policies And Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

All services rendered by MaloneBailey for the year ended December 31, 2018 and December 31, 2017 were pre-approved in accordance with the policies and procedures described above.

DISSENTERS’ RIGHTS

None of the Articles of Incorporation of the Company, the Bylaws of the Company, or the Delaware General Corporation Law provide for dissenters’ rights of appraisal in connection with the corporate actions described herein.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1) Annual Report on Form 10-K for the fiscal year ended December 31, 2019

You may request a copy of these filings, at no cost, by writing to the Company at No. 1169 Yumeng Road, Ruian Economic Development District, Ruian City, Zhejiang Province, The People’s Republic of China, or telephoning the Company at 86-577-6581-7720. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at No. 1169 Yumeng Road, Ruian Economic Development District, Ruian City, Zhejiang Province, The People’s Republic of China, or telephoning the Company at 86-577-6581-7720.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the corporate action described herein pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors,

/s/ Zhang Xiaoping
Name: Zhang Xiaoping
Title: Chief Executive Officer

EXHIBIT A

STOCKHOLDERS WRITTEN CONSENT

SORL AUTO PARTS, INC.

ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS
IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned, being the holders of a majority of the shares of common stock of SORL Auto Parts, Inc. (the “Corporation”), a Delaware corporation, pursuant to the by-laws of the Corporation, hereby consent to the following actions and adopt the following resolutions in lieu of the 2019 Annual Meeting of Stockholders of the Corporation:

RESOLVED:	That the following persons be and they hereby are elected as directors of the Corporation, each to hold office until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal:

Mr. Xiao Ping Zhang,

Mr. Xiao Feng Zhang,

Ms. Shu Ping Chi,

Dr. Yuhong Li,

Mr. Huilin Wang,

Mr. Jinbao Liu,

Mr. Jiang Hua Feng,

Mr. Xiao Lin, and

Mr. Binghua Feng

RESOLVED:	To ratify the appointment of MaloneBailey, LLP as the Corporation’s independent registered public accounting firm for fiscal year 2019.

IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of June 30, 2019.

/s/ Xiaoping Zhang
Xiaoping Zhang

/s/ Shuping Chi
Shuping Chi

/s/ Xiaofeng Zhang
Xiaofeng Zhang